SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 29, 2001

KANA SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26287	77-0435679

(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025

(Address of principal executive offices)	(Zip Code)

(650) 614-8300

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 23.01
Exhibit 99.01
Exhibit 99.02
Exhibit 99.03

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

      On June 29, 2001, Kana Software, Inc. (formerly known as Kana Communications, Inc.), a Delaware corporation, completed its acquisition of Broadbase Software, Inc., a Delaware corporation. The acquisition was completed following the approval of the stockholders of Broadbase and Kana at stockholders’ meetings held by each company on June 28, 2001. The merger was effected by merging Broadbase with and into a wholly-owned subsidiary of Kana, with Broadbase surviving as a wholly-owned subsidiary of Kana. The merger is intended to qualify as a tax-free reorganization, and Kana will account for the acquisition under the purchase method of accounting.

      Each share of Broadbase common stock outstanding immediately before the merger was converted into 1.05 shares of Kana common stock. Kana assumed each option and warrant to purchase Broadbase common stock outstanding immediately before the merger, with the number of shares of Kana common stock and the exercise price adjusted by the exchange ratio used in the merger. In connection with the merger, Kana issued approximately 86.6 million shares of common stock in exchange for all outstanding shares of Broadbase capital stock, and converted all outstanding Broadbase options and warrants into options and warrants to purchase approximately 46 million shares of Broadbase common stock. At the effective time of the merger, Kana changed its name from “Kana Communications, Inc.” to “Kana Software, Inc.” In addition, Chuck Bay, the former Chief Executive Officer of Broadbase, became the Chief Executive Officer of Kana, James C. Wood, the former Chief Executive Officer of Kana, became the Chairman of Kana, and the other executive officers of Broadbase at the time of the merger became executive officers of Kana. Finally, as of the effective time of the merger, three members of Broadbase’s board of directors joined Kana’s board of directors, which now consists of Mr. Wood, Mr. Bay, Kevin Harvey, Massood Zarrabian and Robert W. Frick.

      In conjunction with the execution of the merger agreement, various executive officers and directors of Broadbase, who are also Broadbase stockholders, each executed voting agreements, under which each agreed to vote the shares of Broadbase common stock held by it, collectively constituting approximately 11% of Broadbase’s outstanding common stock, in favor of the merger and against any proposal made in opposition to or in competition with the merger. Various executive officers and directors of Kana, who are also Kana stockholders, also executed voting agreements with substantially similar terms to those of the Broadbase stockholders. In addition, Broadbase and Kana each granted to the other an option to purchase up to 19.9% of the outstanding shares of the other.

      Concurrently with the execution of the merger agreement, Kana and Broadbase entered into a license agreement. Under this license, Kana and Broadbase granted to each other a license under all the intellectual property rights of the other to use, copy, distribute, display and perform all of the software owned by the other and software, products and services offered by the other to third parties. In addition, Kana and Broadbase entered into a revolving loan agreement, under which Broadbase agreed to make available to Kana a revolving credit facility of up to an aggregate principal amount of $20 million. The credit facility terminated on the date of the merger.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

The following consolidated financial statements of Broadbase Software, Inc. are filed as a part of its annual report on Form 10-K for the year ended December 31, 2000, filed March 23, 2001, as amended April 30, 2001 (File Number 000-26789) and are hereby incorporated by reference to such report:

Report of Ernst & Young LLP, Independent Auditors
Consolidated Balance Sheets as of December 31, 1999 and 2000
Consolidated Statements of Operations for the Years Ended December 31, 1998, 1999 and 2000
Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1999 and 2000
Consolidated Statements of Stockholders’ Equity (Net Capital Deficiency) for the Years Ended December 31, 1998, 1999 and 2000
Notes to Consolidated Financial Statements

The following condensed consolidated financial statements of Broadbase Software, Inc. are filed as a part of its quarterly report on Form 10-Q for the quarter ended March 31, 2001, filed May 10, 2001 (File Number 000-26789) and are hereby incorporated by reference to such report:

Condensed Consolidated Balance Sheet at March 31, 2001
Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2001 and March 31, 2000
Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2001 and March 31, 2000
Notes to Condensed Consolidated Financial Statements

(b)	Pro Forma Financial Information.

The following pro forma financial information of Kana Software, Inc. is filed as a part of its Registration Statement on Form S-4, filed April 27, 2001, as amended (File Number 333-59754) and is hereby incorporated by reference to the joint proxy statement/prospectus of Kana Software, Inc. filed pursuant to Rule 424(b) on May 24, 2001:

Unaudited Pro Forma Combined Balance Sheet as of March 31, 2001
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2000
Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2001
Notes to Unaudited Pro Forma Combined Financial Statements

(c)	Exhibits.

The following Exhibits are filed as a part of this report:

Number	Description

23.01	Consent of Ernst & Young LLP, Independent Auditors

99.01	Consolidated Financial Statements of Broadbase Software, Inc.:
Report of Ernst & Young LLP, Independent Auditors
Consolidated Balance Sheets as of December 31, 1999 and 2000
Consolidated Statements of Operations for the Years Ended December 31, 1998, 1999 and 2000
Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1999 and 2000
Consolidated Statements of Stockholders’ Equity (Net Capital Deficiency) for the Years Ended December 31, 1998, 1999 and 2000
Notes to Consolidated Financial Statements

99.02	Condensed Financial Statements of Broadbase Software, Inc.:
Condensed Consolidated Balance Sheet at March 31, 2001
Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2001 and March 31, 2000
Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2001 and March 31, 2000
Notes to Condensed Consolidated Financial Statements

99.03	Unaudited Pro Forma Financial Information of Kana Software, Inc.
Unaudited Pro Forma Combined Balance Sheet as of March 31, 2001
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2000
Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2001
Notes to Unaudited Pro Forma Combined Financial Statements

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2001	KANA SOFTWARE, INC.

By:	/s/ Eric H. Willgohs Eric H. Willgohs Secretary

EXHIBIT INDEX

Number	Description

23.01	Consent of Ernst & Young LLP, Independent Auditors

99.01	Consolidated Financial Statements of Broadbase Software, Inc.:
Report of Ernst & Young LLP, Independent Auditors
Consolidated Balance Sheets as of December 31, 1999 and 2000
Consolidated Statements of Operations for the Years Ended December 31, 1998, 1999 and 2000
Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1999 and 2000
Consolidated Statements of Stockholders’ Equity (Net Capital Deficiency) for the Years Ended December 31, 1998, 1999 and 2000
Notes to Consolidated Financial Statements

99.02	Condensed Financial Statements of Broadbase Software, Inc.:
Condensed Consolidated Balance Sheet at March 31, 2001
Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2001 and March 31, 2000
Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2001 and March 31, 2000
Notes to Condensed Consolidated Financial Statements

99.03	Unaudited Pro Forma Financial Information of Kana Software, Inc.
Unaudited Pro Forma Combined Balance Sheet as of March 31, 2001
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2000
Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2001
Notes to Unaudited Pro Forma Combined Financial Statements